                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------
 .
                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


       Date of Report (Date of Earliest Event Reported): January 22, 1997

                      The Bear Stearns Companies Inc.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-8989                                     13-3286161
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

     245 Park Avenue, New York, New York                       10167
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 272-2000
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               The following exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-17985) as an exhibit to such Registration Statement:


          8         --Opinion of Weil, Gotshal & Manges LLP as to tax
                      matters.(1)
          23(c)     --Consent of Weil, Gotshal & Manges LLP (included
                      in Exhibit 8 hereto).
          ____________________
          (1)       Filed herewith.

                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BEAR STEARNS COMPANIES INC.


     Date: January 23, 1997        By:  /s/ SAMUEL L. MOLINARO, JR.
                                        ------------------------------
                                        Samuel L. Molinaro, Jr.
                                        Senior Vice President- Finance
                                         and Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.:        Description:                       Page No.:
     -----------         -----------                        --------

     8                   Opinion of Weil, Gotshal &              5
                         Manges LLP as to tax matters.

     23(c)               Consent of Weil, Gotshal &              -
                         Manges LLP (included in Exhibit
                         8 hereto).



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